UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         May 25, 2011

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    3250 Van Ness Avenue, San Francisco, California 94109

(Address of principal executive offices)

Registrant’s telephone number, including area code                (415) 421-7900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 25, 2011, Williams-Sonoma, Inc. (the “Company”) changed its state of incorporation from California to Delaware. This reincorporation was effected by merging the Company with and into a wholly owned Delaware subsidiary established for this purpose, following approval by the requisite vote of the Company’s shareholders at the 2011 Annual Meeting of Shareholders on May 25, 2011 (the “Annual Meeting”), as set forth in Item 5.07 below. Williams-Sonoma, Inc., a Delaware corporation (“W-S Delaware”), is deemed to be the successor issuer of Williams-Sonoma, Inc., a California corporation (“W-S California”), under Rule 12g-3 of the Securities Exchange Act of 1934, as amended. A copy of the Agreement and Plan of Merger of W-S Delaware and W-S California is attached hereto as Exhibit 2.1.

The reincorporation of the Company did not result in any change in the name, business, management, fiscal year, accounting, location of the principal executive officers, assets or liabilities of the Company. In addition, the Company’s common stock will continue to trade on the New York Stock Exchange under the symbol “WSM.” Stockholders are not required to exchange Company shares in connection with the reincorporation since shares in W-S California are deemed to represent an equal number of shares in W-S Delaware.

As of May 25, 2011, the effective date of the reincorporation, the rights of the Company’s stockholders began to be governed by the Delaware General Corporation Law, the Williams-Sonoma, Inc. Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3.1 and the Amended and Restated Bylaws of Williams-Sonoma, Inc. attached hereto as Exhibit 3.2. The form of common stock certificate of W-S Delaware is attached hereto as Exhibit 4.1.

Additional information about the reincorporation and a comparison of the rights of shareholders of W-S California and W-S Delaware can be found in the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on April 7, 2011.

Item 3.03	Material Modification to Rights of Security Holders

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting, the shareholders approved a proposal to amend and restate the Company’s 2001 Long-Term Incentive Plan (the “Plan”) to increase the shares issuable under the Plan by 7,300,000 shares, extend the term of the Plan to 2021, and to approve the material terms of the Plan so that the Company may continue to receive a federal income tax deduction for certain compensation paid under the Plan.

The Plan, as amended, is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 5.03. The Williams-Sonoma, Inc. Amended and Restated Certificate of Incorporation effective as of May 25, 2011 is attached hereto as Exhibit 3.1 and the Amended and Restated Bylaws of Williams-Sonoma, Inc. effective as of May 25, 2011 is attached hereto as Exhibit 3.2.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on May 25, 2011. The matters voted upon at the Annual Meeting and the results of such voting are set forth below:

Proposal 1: Election of Board of Directors:

Name of Director	For	Withheld	Broker Non-Vote

Laura J. Alber	92,448,288	1,855,017	3,967,237

Adrian D.P. Bellamy	88,695,611	5,607,694	3,967,237

Patrick J. Connolly	92,217,993	2,085,312	3,967,237

Adrian T. Dillon	93,694,104	609,201	3,967,237

Anthony A. Greener	93,233,045	1,070,260	3,967,237

Ted W. Hall	93,294,858	1,008,447	3,967,237

Michael R. Lynch	93,273,300	1,030,005	3,967,237

Sharon L. McCollam	88,295,762	6,007,543	3,967,237

All director nominees were duly elected.

Proposal 2: Reincorporation from California to Delaware:

For	Against	Abstain	Broker Non-Vote
86,893,859	7,400,430	9,016	3,967,237

Proposal 2 was approved.

Proposal 3: Amendment and Restatement of the Williams-Sonoma, Inc. 2001 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Vote
80,900,185	12,238,391	1,164,729	3,967,237

Proposal 3 was approved.

Proposal 4: Advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Vote
81,130,011	12,009,167	1,164,127	3,967,237

Proposal 4 was approved, on a non-binding advisory basis.

Proposal 5: Advisory vote on the frequency of holding an advisory vote on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
85,279,359	81,093	7,766,375	1,176,478	3,967,237

The frequency of once every year on Proposal 5 was selected by our shareholders.

Consistent with the stated preference of the Company’s shareholders, the Company’s Board of Directors has determined that it will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.

Proposal 6: Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2012:

For	Against	Abstain	Broker Non-Vote
97,454,049	515,186	301,307	0

  Proposal 6 was approved.

Item 9.01	Financial Statements and Exhibits

(d)	List of Exhibits:

2.1	Agreement and Plan of Merger of Williams-Sonoma, Inc., a Delaware corporation

3.1	Williams-Sonoma, Inc. Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws of Williams-Sonoma, Inc.

4.1	Form of Common Stock Certificate

10.1	Williams-Sonoma, Inc. 2001 Long-Term Incentive Plan, as amended*

*Incorporated by reference to Exhibit D to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: May 25, 2011	By:	/s/ Sharon L. McCollam Sharon L. McCollam Executive Vice President, Chief Operating and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Agreement and Plan of Merger of Williams-Sonoma, Inc., a Delaware corporation

3.1	Williams-Sonoma, Inc. Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws of Williams-Sonoma, Inc.

4.1	Form of Common Stock Certificate

10.1

Williams-Sonoma, Inc. 2001 Long-Term Incentive Plan*

*Incorporated by reference to Exhibit D to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 7, 2011.